SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
                                    ----------

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Event Requiring Report: September 10, 2002


                                TELCO BLUE, INC.
          -------------------------------------------------------------
        (Exact Name of Small Business Issuer as specified in its charter)


               Delaware                                     43-1798970
        --------------------                            ------------------
         (State of incorporation)                     (IRS Employer File No.)

            1004 Depot Hill Rd. Suite 1E, Broomfield, Colorado 80020
            --------------------------------------------------------

                             Thomas F. Pierson, Esq.
                       -----------------------------------
                           (Name of agent for service)

                                 (303) 404-9904
            ---------------------------------------------------------
          (Telephone number, including area code, of agent for service)


Item 7.  FINANCIAL STATEMENTS

         (a)

         (b)  Pro Forma Financial Information.

              Pursuant to the Company's 8-K filed September 24, 2002 with the Securities and Exchange Commission, wherein the Company announced it entered into an Agreement and Plan of Reorganization with Better Call Home, Inc. a Nevada corporation, the following pro forma financial is provided.


Pro Forma Consolidated Condensed Balance Sheet

The following pro forma balance sheet has been derived from the balance sheet of Telco Blue, Inc. ("Telco Blue") at December 31, 2001 and adjusts such information to give effect to the acquisition of Better Call Home, Inc. ("Better Call"), as if the acquisition had occurred at August 31, 2002. The pro forma balance sheet is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at August 31, 2002. The pro forma balance sheet should be read in conjunction with the notes thereto and the Company's financial statements and related notes thereto contained elsewhere in this filing.
A pro-forma consolidated balance sheet is presented below.


                                            Telco Blue  Better Call
                                            12/31/01      8/31/02    Adjustments   Pro Forma
                                           ---------    ---------    ----------   ----------

Cash                                       $    --      $      75    $    --      $      75
                                                        ---------    ---------    ---------
                                           $    --      $      75         --      $      75
                                                        =========    =========    =========

Accounts payable                           $  20,225    $   5,689         --      $  25,914
Shareholder notes payable                    148,005         --           --        148,005
                                                        ---------    ---------    ---------
                                             168,230        5,689         --        173,919
Stockholders' Equity (Deficit)
Common stock, $.001 par value,
75,000,000 shares authorized,
30,000,000 shares issued
and outstanding                               17,780        1,000       11,220       30,000
Additional paid in capital                    95,220         --        (95,220)        --
Accumulated deficit                         (281,230)      (6,614)      84,000     (203,844)
                                           ---------    ---------                 ---------
                                           $    --      $      75                 $      75
                                           =========    =========                 =========



Notes to Pro Forma Consolidated Condensed Balance Sheet

(1) Issuance of 16,000,000 shares of common stock of Telco Blue for all of the outstanding stock of Better Call.

(2) Prior to the reorganization, Telco Blue issued 2,285,000 common shares of pre 1 for 5 reverse stock split for compensation and 9,987,000 common shares of post 1 for 5 reverse stock split.

(3) In August 2002, Telco Blue authorized a 1 for 5 reverse split of Telco Blue's common stock.

After the reorganization and stock purchase there will be 30,000,000 shares of common stock outstanding of the combined entity.

     (c)  Exhibits.

          None
                                       2

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized this __ day of September, 2002.

                                      By /s/Ronald McIntyre
                                         ------------------
                                            Ronald McIntyre
                                            CEO, Director


















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